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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 1998
                                                          ------------




                            PREMIER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)



    GEORGIA                            001-12625                 58-1793778
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)





                               2180 ATLANTA PLAZA
                           950 EAST PACES FERRY ROAD
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 814-3090
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          This Form 8-K/A is being filed in connection with the acquisition by Premier Bancshares, Inc. (the "Company") of Lanier Bank & Trust Company on June 9, 1998, of Button Gwinnett Financial Corporation on July 1, 1998 and of The Bank Holding Company on July 2, 1998. Current reports on Form 8-K regarding such transactions were filed on June 9, 1998, July 2, 1998 and July 8, 1998, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired
          -----------------------------------------

          Financial Statements for Lanier were included in the Company's Form S-4 Registration Statement dated February 12, 1998 (File No. 333-45601), and Financial Statements for The Bank Holding Company and Button Gwinnett Financial Corporation were included in the Company's Form S-4 Registration Statement dated April 30, 1998 (File No. 333-50535).

      (b) Pro Forma Financial Information
          -------------------------------

          Pro forma financial information was included in the Company's Form S-4 Registration Statement dated April 30, 1998 (File No. 333-50535).


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: September 14, 1998             /s/ Darrell D. Pittard
                                    ----------------------------------------
                                    Darrell D. Pittard,
                                    Chairman and Chief Executive Officer